Exhibit 99.6

Federal Logistics, Inc.

Financial Statements

For the Period from February 28, 2008

(Date of Inception) to June 30, 2008

FEDERAL LOGISTICS, INC.

FINANCIAL STATEMENTS

JUNE 30, 2008

INDEPENDENT AUDITORS’ REPORT

ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholder

Federal Logistics, Inc.

Greenville, SC

We have audited the accompanying balance sheet of Federal Logistics, Inc. as of June 30, 2008, and the related statements of income, retained earnings, and cash flows for the period from inception, February 28, 2008, to June 30, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Federal Logistics, Inc. at June 30, 2008, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles in the United States of America.

/s/ STEPHANS, KUN & CO., P.C.

STEPHANS, KUN & CO., P.C.

Certified Public Accountants

Bethel Park, PA

November 7, 2008

FEDERAL LOGISTICS, INC.

BALANCE SHEET

JUNE 30, 2008

ASSETS

Current Assets
Cash	$1,075
Accounts receivable - trade - no allowance
for doubtful accounts deemed necessary	11,350
Surety bond	10,445
Intercompany advance receivable	350

Total current assets	23,220

Total Assets	$23,220

See accompanying notes and accountants’ report

FEDERAL LOGISTICS, INC.

BALANCE SHEET

JUNE 30, 2008

LIABILITIES

Current Liabilities
Bank overdraft	$11,357
Due to factoring company	11,350
Accounts payable	41,366
Intercompany advances payable	25,726

Total current liabilities	89,799

Total liabilities	89,799

SHAREHOLDER'S EQUITY

Capital Stock
Common stock - no par value, 100 shares
authorized, 1,000 shares issued and outstanding	100
Retained earnings (deficit)	(66,679)

Total shareholder's equity	(66,579)

Total Liabilities and Shareholder's Equity	$23,220

See accompanying notes and accountants’ report

FEDERAL LOGISTICS, INC.

STATEMENT OF INCOME

FOR THE PERIOD

FROM INCEPTION, FEBRUARY 28, 2008, TO JUNE 30, 2008

Brokerage revenue	$51,191
Operating expenses	55,862

Gross profit (loss)	(4,671)
General and administrative expenses	62,008

Income (loss) before provision for income taxes	(66,679)
Provision for income taxes	-

Net income (loss)	$(66,679)

See accompanying notes and accountants’ report

FEDERAL LOGISTICS, INC.

STATEMENT OF RETAINED EARNINGS

FOR THE PERIOD

FROM INCEPTION, FEBRUARY 28, 2008, TO JUNE 20, 2008

Retained earnings - beginning of the period	$-

Net income (loss) for the period	(66,679)

Retained earnings (deficit) - end of the period	$(66,679)

See accompanying notes and accountants’ report

FEDERAL LOGISTICS, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD

FROM INCEPTION, FEBRUARY 28, 2008 TO JUNE 30, 2008

Cash Flows From Operating Activities
Net income (loss)	$(66,679)
Adjustment to reconcile net income (loss) to net cash
provided (used) by operating activities
Depreciation	-
Change in current assets (increase) decrease
Accounts receivable	(11,350)
Surety bond	(10,445)
Change in current liabilities increase (decrease)
Accounts payable	41,366
Other current liabilities	22,707

Net cash provided (used) by operating activities	(24,401)

Cash Flows From Investing Activities
Capital expenditures	-
Net cash provided (used) by investing activities	-

Cash Flows From Financing Activities
Purchases of common stock	100
Net borrowings from related parties	25,376
Principal payments on long-term debt	-
Net cash provided (used) by financing activities	25,476

Net increase (decrease) in cash	1,075
Cash at beginning of year	-

Cash at end of year	$1,075

Supplemental Disclosures:
Equipment acquired with debt	$-

Interest paid	$-

See accompanying notes and accountants’ report

FEDERAL LOGISTICS, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Florida on January 29, 2008, and operates on a fiscal year ending June 30.  The Company operates as a trucking brokerage business licensed by the U.S. Department of Transportation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company reviews its accounts receivable on a regular basis to determine collectibility.  Accounts are written off when deemed uncollectible, therefore, no allowance has been provided for in these financial statements.  Management is of the opinion that the direct write-off method provides a bad debt expense equivalent to that determined under the allowance method.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  There were no uninsured cash balances at June 30, 2008.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is a 100% owned subsidiary of World Logistics Services, Inc.  The parent company loans money to the subsidiary as working capital advances with no stated terms of repayment.  At June 30, 2008, the Company owed $11,745 to the parent.

The Company has received loans as working capital advances from Logistics Software, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc.  The are no stated terms of repayment.  At June 30, 2008, the Company owed $13,981 to this company.

FEDERAL LOGISTICS, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

NOTE 3 - RELATED PARTY TRANSACTIONS - Continued

The Company has made loans as working capital advances to Logistics Distribution and Warehousing, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc.  There are no stated terms of repayment.  At June 30, 2008, the Company is due $350 from this company.

NOTE 4 - INCOME TAXES

The Company experienced a net operating loss for federal income tax purposes for the fiscal year ended June 30, 2008.  The Company will take part in the filing of a consolidated income tax return and this loss will be utilized by the consolidated group to offset income from the parent and other subsidiaries.

NOTE 5 - VARIABLE INTEREST ENTITY

The Financial Accounting Standards Board issued FASB Interpretation No. 46 that requires the consolidation of certain "variable interest entities" under generally accepted accounting principles.

The Company has determined that the requirement of FIN 46R apply to this entity.

Due to the Company's desire to report financial operations on a separate basis for purposes of providing detailed information to potential buyers, management has elected not to consolidate the financial position and results of operations of all of the related entities in the consolidated group of companies in these financial statements.  The effects of this departure from generally accepted accounting principles have not been determined.

SUPPLEMENTARY INFORMATION

INDEPENDENT AUDITORS’ REPORT

ON THE SUPPLEMENTARY INFORMATION

To the Board of Directors and Shareholder

Federal Logistics, Inc.

Greenville, SC

Our report on our audit of the basic financial statements of Federal Logistics, Inc. for June 30, 2008 appears on page one.  The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The following schedules of costs of revenues and general and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ STEPHANS, KUN & CO., P.C.

STEPHANS, KUN & CO., P.C.

Certified Public Accountants

Bethel Park, PA

November 7, 2008

FEDERAL LOGISTICS, INC.

SCHEDULE OF EXPENSES

FOR THE PERIOD

FROM INCEPTION, FEBRUARY 28, 2008, TO JUNE 30, 2008

Operating Expenses
Carrier costs	$48,955
Agent expense	3,604
Commission expense	1,756
Brokerage expense	1,547

Total Operating Expenses	$55,862

See accountants’ report

FEDERAL LOGISTICS, INC.

SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE PERIOD

FROM INCEPTION, FEBRUARY 28, 2008, TO JUNE 30, 2008

General and Administrative Expenses
Travel and entertainment	$5,310
Bank charges	481
Sales commissions	39,702
Bad debt expense	3,410
Factoring fees	10,586
Postage	208
Telephone	174
Website expense	2,137

Total General and Administrative Expenses	$62,008

See accountants’ report

Logistics Software, Inc.

Financial Statements

For the Period from October 30, 2007

(Date of Inception) to June 30, 2008

LOGISTICS SOFTWARE, INC.

FINANCIAL STATEMENTS

JUNE 30, 2008

INDEPENDENT AUDITORS’ REPORT

ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholder

Logistics Software, Inc.

Greenville, SC

We have audited the accompanying balance sheet of Logistics Software, Inc. as of June 30, 2008, and the related statements of income, retained earnings, and cash flows for the period from inception, October 16, 2007, to June 30, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Logistics Software, Inc. at June 30, 2008, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles in the United States of America.

/s/ STEPHANS, KUN & CO., P.C.

STEPHANS, KUN & CO., P.C.

Certified Public Accountants

Bethel Park, PA

November 12, 2008

LOGISTICS SOFTWARE, INC.

BALANCE SHEET

JUNE 30, 2008

ASSETS

Current Assets
Cash	$3,472
Accounts receivable - trade - no allowance
for doubtful accounts deemed necessary	33,075
Advances receivable - related parties	73,795

Total current assets	110,342

Total Assets	$110,342

See accompanying notes and accountants’ report

LOGISTICS SOFTWARE, INC.

BALANCE SHEET

JUNE 30, 2008

LIABILITIES

Current Liabilities
Accounts payable	$8,594
Payroll withholdings and accrued taxes	24,123

Total current liabilities	32,717

Total liabilities	32,717

SHAREHOLDER'S EQUITY

Capital Stock
Common stock - no par value, 100 shares
authorized, 100 shares issued and outstanding	100
Retained earnings	77,525

Total shareholder's equity	77,625

Total Liabilities and Shareholder's Equity	$110,342

See accompanying notes and accountants’ report

LOGISTICS SOFTWARE, INC.

STATEMENT OF INCOME

FOR THE PERIOD

FROM INCEPTION, OCTOBER 16, 2007, TO JUNE 30, 2008

Software support revenues	$374,451
Programming revenues	7,277
Referral revenues	6,680

Total revenues	388,408
Operating expenses	178,071

Gross profit	210,337
General and administrative expenses	132,812

Income from operations	77,525

Income before provision for income taxes	77,525
Provision for income taxes	-

Net income	$77,525

See accompanying notes and accountants’ report

LOGISTICS SOFTWARE, INC.

STATEMENT OF RETAINED EARNINGS

FOR THE PERIOD

FROM INCEPTION, OCTOBER 16, 2007, TO JUNE 30, 2008

Retained earnings - beginning of the period	$-

Net income for the period	77,525

Retained earnings - end of the period	$77,525

See accompanying notes and accountants’ report

LOGISTICS SOFTWARE, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD

FROM INCEPTION, OCTOBER 16, 2007, TO JUNE 30, 2008

Cash Flows From Operating Activities
Net income	$77,525
Adjustment to reconcile net income to net cash
provided (used) by operating activities
Depreciation	-
Change in current assets (increase) decrease
Accounts receivable	(33,075)
Change in current liabilities increase (decrease)
Accounts payable	8,594
Payroll withholdings and accrued taxes	24,123

Net cash provided (used) by operating activities	77,167

Cash Flows From Investing Activities
Capital expenditures	-
Net cash provided (used) by investing activities	-

Cash Flows From Financing Activities
Purchases of common stock	100
Net advances to related parties	(73,795)
Net cash provided (used) by financing activities	(73,695)

Net increase (decrease) in cash	3,472
Cash at beginning of year	-

Cash at end of year	$3,472

Supplemental Disclosures:
Equipment acquired with debt	$-

Interest paid	$-

See accompanying notes and accountants’ report

LOGISTICS SOFTWARE, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Florida on October 16, 2007, and operates on a fiscal year ending June 30.  The Company markets and supports proprietary software for a transportation management system.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company reviews its accounts receivable on a regular basis to determine collectibility.  Accounts are written off when deemed uncollectible, therefore, no allowance has been provided for in these financial statements.  Management is of the opinion that the direct write-off method provides a bad debt expense equivalent to that determined under the allowance method.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  There were no uninsured cash balances at June 30, 2008.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is a 100% owned subsidiary of World Logistics Services, Inc.  The Company loans money to the parent as working capital advances with no stated terms of repayment.  At June 30, 2008, the parent owed $37,241 to the subsidiary.

The Company has made loans as working capital advances to Logistics Distribution and Warehousing, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc.  The are no stated terms of repayment.  At June 30, 2008, Logistics Distribution and Warehousing, Inc. owed $22,573 to the Company.

LOGISTICS SOFTWARE, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

NOTE 3 - RELATED PARTY TRANSACTIONS  - Continued

The Company has made loans as working capital advances to Federal Logistics, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc.  The are no stated terms of repayment.  At June 30, 2008, Federal Logistics, Inc. owed $13,981 to the Company.

NOTE 4 - INCOME TAXES

The Company is a subsidiary in a group of corporations eligible to file a consolidated income tax return.  This member of the consolidated group shows taxable net income for its stand alone operations.  The entire group, in completing a consolidated income tax return, will record a net operating loss for income tax reporting purposes.  Therefore, no provision for income taxes has been recorded in these financial statements.

NOTE 5 - LEASES

The Company is obligated under a lease agreement  for office space located in Burr Ridge, IL under terms to expire on November 30, 2008.  The lease expense reflected in these financial statements amounted to $20,036.  The terms of the lease call for remaining payments payments of $1,600 per month to November 30, 2008.

NOTE 6 - VARIABLE INTEREST ENTITY

The Financial Accounting Standards Board issued FASB Interpretation No. 46 that requires the consolidation of certain "variable interest entities" under generally accepted accounting principles.

The Company has determined that the requirement of FIN 46R apply to this entity.

Due to the Company's desire to report financial operations on a separate basis for purposes of providing detailed information to potential buyers, management has elected not to consolidate the financial position and results of operations of all of the related entities in the consolidated group of companies in these financial statements.  The effects of this departure from generally accepted accounting principles have not been determined

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT

ON THE SUPPLEMENTARY INFORMATION

To the Board of Directors and Shareholder

Logistics Software, Inc.

Greenville, SC

Our report on our audit of the basic financial statements of Logistics Software, Inc. for June 30, 2008 appears on page one.  The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The following schedules of costs of revenues and general and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ STEPHANS, KUN & CO., P.C.

STEPHANS, KUN & CO., P.C.

Certified Public Accountants

Bethel Park, PA

November 12, 2008

LOGISTICS SOFTWARE, INC.

SCHEDULE OF OPERATING EXPENSES

FOR THE PERIOD

FROM INCEPTION, OCTOBER 16, 2007, TO JUNE 30, 2008

Operating Expenses
Salaries and wages	$138,579
Payroll taxes	12,452
Employee benefits	15,559
Licenses expense	11,481

Total Operating Expenses	$178,071

See accountants’ report

LOGISTICS SOFTWARE, INC.

SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE PERIOD

FROM INCEPTION, OCTOBER 16, 2007, TO JUNE 30, 2008

General and Administrative Expenses
Advertising	$50
Bad debt expense	30,963
Bank charges	1,482
Management and bookkeeping	35,600
Other administrative services	28,635
Dues and subscriptions	808
Repairs and maintenance	90
Meals and entertainment	772
Office expenses	2,573
Postage	2,066
Rent	20,036
Telephone	9,471
Travel	200
Utilities	66

Total General and Administrative Expenses	$132,812

See accountants’ report